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                                                                   EXHIBIT 10.47

Case Nos.  OG-G-868, 869,
  870, 871 and 872

                               SECURITY AGREEMENT
                               ------------------

          This is a Security Agreement between Omega Protein, Inc., (the "Borrower") and the United States of America ("the Government").

                                    RECITALS
                                    --------

          The Borrower and certain other persons have entered into a Title XI Financial Agreement with the Government dated this date (the "Financial Agreement"). Words which are capitalized herein and in the attached Exhibits A, B and C, which are defined in the Financial Agreement shall have the same meanings as given in the Financial Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained in the Financial Agreement, the parties do hereby agree as follows:

          1. Grant of a Security Interest. In order to secure the payment of the
             ----------------------------
Promissory Note, the Borrower does hereby grant the Government a security interest in the collateral described on Exhibit A, B and C, hereto (the "Collateral").

          2. Indebtedness Secured. This Security Agreement shall secure the
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payment of all amounts owing under the Promissory Note and all other amounts owed by the Borrower to the Government.

          3. Events of Default. All of the events of default enumerated in the
             -----------------
Financial Agreement shall constitute events of default under this Security Agreement, and the effect of the occurrence of any event of default shall have the same effect specified in the Financial Agreement. The Government shall have all the rights and remedies available to the Government under the Virginia Business and Commerce Code and such other rights and remedies as are available under applicable law, subject to the provisions of the Financial Agreement. Immediately upon the occurrence of an event of default, but before any judicial action regarding such default, the Government may enter upon any premises where the Collateral may be located and marshal, secure, protect, and do all things necessary to preserve the Collateral.

          4. Financial Agreement Governs: In the event of a conflict between the
             ---------------------------
Financial Agreement and this Security Agreement, the Financial Agreement shall control. Specifically, and without limiting the foregoing, the terms of the security interest granted hereunder are subject to the provisions of Article II,
Section 4 of the Financial Agreement.

          DATED: December 20, 1999

                                               Omega Protein, Inc.


                                        By:       /s/ Clark A. Haner
                                               ---------------------------------
                                               Vice President and Controller


                                               UNITED STATES OF AMERICA


                                        By:              /s/
                                               ---------------------------------
                                               Financial Services Branch
                                               Southeast Region
                                               National Marine Fisheries Service